INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
A SERIES OF ADVISERS INVESTMENT TRUST
Supplement dated October 1, 2021
To the Prospectus and Statement of Additional Information dated January 28, 2021, as amended
Effective October 1, 2021, Independent Franchise Partners LLP (the “Adviser”), will reduce the management fee it charges to the Independent Franchise Partners US Equity Fund (the “Fund”) from 0.84% per annum to 0.80% per annum, less a scaled discount based on the Adviser’s combined total assets under management.
Therefore, the sections entitled “FUND SUMMARY - Fees and Expenses – Management Fee” and “FUND SUMMARY - Fees and Expenses – Example” on page 1 of the Prospectus are replaced with the following:
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE
Maximum deferred sales charge (load) (as a percentage of amount redeemed)	NONE
Redemption fee (as a percentage of amount redeemed)	0.25%
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1,2]	0.60%
Distribution (Rule 12b‑1) fees	NONE
Other expenses	0.08%
Total annual fund operating expenses	0.68%

[1]	Restated to reflect current fees.
[2]
The management fee is 0.80% per annum, discounted according to the total value of the assets managed by the Adviser as described in the Investment Adviser section of this Prospectus. Based on the current combined assets managed by the Adviser, the effective annual rate for the Fund is 0.60%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

1 year	3 years	5 years	10 years
$ 96	$ 246	$ 410	$ 885
You would pay the following expenses if you did not redeem your shares:

1 year	3 years	5 years	10 years
$ 69	$ 218	$ 379	$ 847
The Section entitled “MANAGEMENT OF THE FUND – INVESTMENT ADVISER” on page 8 of the Prospectus is deleted in its entirety and replaced with the following:
MANAGEMENT OF THE FUND
Investment Adviser
Independent Franchise Partners, LLP, Level 1, 10 Portman Square, London, W1H 6AZ, United Kingdom, manages the day‑to‑day investment decisions of the Fund and continuously reviews, supervises, and administers the Fund’s investment program. The Adviser is authorized and regulated by the Financial Conduct Authority in the United Kingdom and is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Adviser has been an investment adviser to U.S. and foreign institutions and private funds since June 2009. As of June 30, 2021, the Adviser managed approximately $19.6 billion in assets.

Fund	Management Fee (as % of average daily net assets)[1]

IFP US Equity Fund	0.60%

[1]
Effective October 1, 2021, the Adviser charges the Fund a management fee of 0.80% per annum calculated on the Fund’s average daily net assets, less a scale discount. This scale discount is based on the Adviser’s combined total assets under management and lowers the effective average management fee as assets under management grow, as illustrated in the table below.

While the Adviser’s total assets under management remain above $5 billion, the effective overall annual fee for the Fund will be 0.60%. The Adviser’s total assets under management at the end of each calendar quarter will be used to calculate the effective annual fee to be applied during the next calendar quarter.

Adviser’s Assets Under Management	Scale Discount for Assets in each Range	Net Fee for Assets in each Range after Discount	Effective Overall Annual Fee*
First US$1 billion	—	80bps	80bps
US$1 – 2 billion	10bps	70bps	at US$2bn - 75bps
US$2 – 3 billion	20bps	60bps	at US$3bn - 70bps
US$3 – 4 billion	30bps	50bps	at US$4bn - 65bps
US$4 – 5 billion	40bps	40bps	at US$5bn - 60bps
Above US$5 billion	—	—	60bps

*
Prior to October 1, 2021, the Adviser charged the Fund a management fee of 0.84% per annum calculated on the Fund’s average daily net assets, less a scale discount resulting in an effective overall annual fee for the Fund of 0.64%.

For the fiscal year ended September 30, 2020 the annual advisory fee paid by the Fund was 0.64% of average daily net assets.
Disclosure regarding the basis for the Board’s re‑approval of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser is available in the Fund’s annual report to shareholders for the most recent fiscal period ended September 30.
The Section entitled “INVESTMENT ADVISORY AND OTHER SERVICES – The Investment Advisor” on page 15 of the Statement of Additional Information is deleted in its entirety and replaced with the following:
INVESTMENT ADVISORY AND OTHER SERVICES
The Investment Adviser
Independent Franchise Partners, LLP (the “Adviser”), Level 1, 10 Portman Square, London, W1H 6AZ, United Kingdom, is the investment adviser for the Fund. The Adviser makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of June 30, 2021 , the Adviser managed approximately $19.6 billion in assets.
Under the terms of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as it deems appropriate and will furnish the Fund with, or arrange for the Fund to be furnished with, a continuous investment program, consistent with the Fund’s investment objective and policies. As compensation for management services, effective October 1, 2021, the Fund is obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Fund	Management Fee (as % of average daily net assets)[1,2]

IFP US Equity Fund	0.60%

[1]
Effective, October 1, 2021, the Adviser charges the Fund a management fee of 0.80% per annum calculated on the Fund’s average daily net assets, less a scale discount. This scale discount is based on the Adviser’s combined total assets under management and lowers the effective average management fee as assets under management grow, as illustrated in the table below.

While the Adviser’s total assets under management remain above $5 billion, the effective overall annual fee for the Fund will be 0.60%. The Adviser’s total assets under management at the end of each calendar quarter will be used to calculate the effective annual fee to be applied during the next calendar quarter.

Adviser’s Assets Under Management	Scale Discount for Assets in each Range	Net Fee for Assets in each Range after Discount	Effective Overall Annual Fee*
First US$1 billion	—	80bps	80bps
US$1 – 2 billion	10bps	70bps	at US$2bn - 75bps
US$2 – 3 billion	20bps	60bps	at US$3bn - 70bps

US$3 – 4 billion	30bps	50bps	at US$4bn - 65bps
US$4 – 5 billion	40bps	40bps	at US$5bn - 60bps
Above US$5 billion	—	—	60bps

*
Prior to October 1, 2021, the Adviser charged the Fund a management fee of 0.84% per annum calculated on the Fund’s average daily net assets, less a scale discount resulting in an effective overall annual fee for the Fund of 0.64%.

Pursuant to the Advisory Agreement, the Fund recorded investment management fees for the past three fiscal years:

	Net Advisory Fees Paid*	Advisory Fees Waived*
2018	$13,918,964	$0
2019	$13,882,201	$0
2020	$10,906,679	$0
The Advisory Agreement continues from year to year, provided that continuance is approved at least annually by the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Advisory Agreement will terminate automatically. A discussion of the Board’s considerations regarding the most recent renewal of the Advisory Agreement is included in the Annual Report to Shareholders dated September 30, 2020.
The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of average daily net assets. This agreement to waive fees and/or reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Advisory Agreement.
The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

4